UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 8, 2005

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:        (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Next Page

Item 1.01 Entry Into a Material Definitive Agreement

          On December 8, 2005, the Compensation Committee of the Board of Directors of ITLA Capital Corporation (the "Company") approved the accelerated vesting of all outstanding unvested options ("Options") to purchase shares of the Company's common stock held by the Company's employees. Options to purchase 27,338 shares which would otherwise have vested from time to time over the next three years, became immediately exercisable as a result of this action. The accelerated Options include 10,000 Options held by one executive officer named in the compensation tables in the Company's last annual meeting proxy statement, Maria P. Kunac, Senior Managing Director and Chief Lending Officer, and 17,338 Options held by other officers and employees. The accelerated Options have a weighted average exercise price of $46.73. Of the accelerated Options, 11,500 (including the 10,000 Options held by Ms. Kunac) have an exercise price above the closing price of the Company's common stock on December 8, 2005 of $52.19 per share.

          The decision to accelerate the vesting of these Options was made primarily to reduce non-cash compensation expense that would otherwise have been recorded in the Company's income statement in future periods upon the adoption of Financial Accounting Standards Board Statement No. 123R (Share-Based Payment)("FAS 123R") effective January 1, 2006. The Company estimates that, had it not accelerated the Options, the compensation expense, net of taxes, that would have been recorded in its income statement for 2006, 2007 and 2008 would have been approximately $120,000, $83,000 and $16,000, respectively. Because the Company currently accounts for its stock options in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, it will instead report compensation expense related to the accelerated Options for disclosure purposes only in the notes to its 2005 financial statements in accordance with Financial Accounting Standards Board Statement No. 123 (Accounting for Stock-Based Compensation).

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

          This Current Report on Form 8-K contains forward looking statements, including those regarding the Company's expectations as to the impact of the accelerated vesting of Options on its financial results in future periods. These forward looking statements are subject to risks and uncertainties, including, without limitation, the possibility that FAS 123R could be revised or interpreted in a manner that would materially affect the Company's current assessment of the effects of the adoption of FAS 123R on the acceleration of the vesting of Options, other possible changes in accounting rules and guidelines, as well as other risks detailed in the Company's other filings with the Securities and Exchange Commission.

2
Next Page

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	December 30, 2005	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

3
End